UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2006 (November 15, 2006)

Hartman Commercial Properties REIT
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-50256	76-0594970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1450 West Sam Houston Parkway North, Suite 111 Houston, Texas 77043
(Address of principal executive offices)
(Zip Code)

(713) 827-9595
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Appointment of Principal Officers.

On November 15, 2006, the Board of Trustees of Hartman Commercial Properties REIT (the “Company”) appointed David K. Holeman as Chief Financial Officer of the Company.

Mr. Holeman, age 43, will be primarily responsible for the management of all aspects of the Company’s financial affairs, including the Company’s financial reporting with the Securities and Exchange Commission. Prior to joining the Company, Mr. Holeman was Chief Financial Officer of Hartman Management, L.P. (“Hartman Management”), the former advisor to the Company, for four months. Prior to his position with Hartman Management, Mr. Holeman was the Vice President and Chief Financial Officer of Gexa Energy, a retail electricity provider in Houston, Texas for two years. Prior to his tenure at Gexa Energy, Mr. Holeman worked for the Texas-based Houston Cellular Telephone Company for seven years serving as Chief Financial Officer and Controller. He reports directly to the Company’s Chief Operating Officer, Executive Vice President and Director of Finance, John J. Dee.

Mr. Holeman is currently paid an annual salary of $170,000.00 pursuant to a verbal agreement with the Company. In addition, he will participate in a management incentive ownership program, consisting of cash and equity bonuses paid to key employees, the details of the program having not yet been formulated by the Company. There are no other arrangements or understandings between Mr. Holeman and any other person pursuant to which Mr. Holeman was appointed as an officer. Since the beginning of the Company’s last fiscal year, Mr. Holeman has had no direct or indirect interest in any transaction to which the Company was a party.

At this time, there are no material plans, contracts or arrangements, including any employment agreements, to which either Mr. Holeman is a party or participant in connection with his appointment as Chief Financial Officer other than his verbally agreed upon annual salary and verbal understanding as to his participation in the Company’s future management incentive ownership program as set forth above.

Contemporaneously with the filing of this report, the Company is issuing a press release announcing Mr. Holeman’s appointment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Appointment of David K. Holeman as Chief Financial Officer of Hartman Commercial Properties REIT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hartman Commercial Properties REIT

Dated: November 21, 2006	By: /s/ James C. Mastandrea
Name: James C. Mastandrea
Title: Interim Chief Executive Officer